UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2017 (December 6, 2017)

ALCOA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37816	81-1789115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania	15212-5858
(Address of Principal Executive Offices)	(Zip Code)

412-315-2900

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2017, the Board of Directors (the “Board”) of Alcoa Corporation (the “Company”) approved amendments (the “Amendments”), effective immediately, to amend and restate the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”). The Amendments are generally intended to enhance information provided to the Company regarding stockholder-proposed nominees and/or proposals, and to enhance information available to stockholders in connection with a stockholder meeting. In addition to conforming changes and technical and definitional revisions, the Amendments:

•	Clarify that the Company’s Secretary will not accept, and shall consider ineffective, a stockholder’s written request to call a special meeting of stockholders that relates to an item of business that is not a proper subject for stockholder action under the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), the Amended and Restated Bylaws or applicable law, or that is expressly reserved for action by the Board under the Certificate of Incorporation, the Amended and Restated Bylaws or applicable law. Similar changes were made with respect to clarifying proper subjects for stockholder action at the Company’s annual meetings of stockholders. (Sections 2.2(E)(2) and 2.8(A))

•	Clarify the circumstances in which director nominations and other business proposed by a stockholder to be conducted at any annual meeting are deemed to be properly brought before the meeting, including that the stockholder must be a stockholder of record at the time of delivering the advance notice to the Company and on the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. (Section 2.8(A))

•	Clarify the circumstances under which at a special meeting relating to the election of directors, a stockholder may properly bring director nominations before such meeting pursuant to the requirements of the Amended and Restated Bylaws. (Section 2.8(B))

•	Clarify additional circumstances under which a nomination or other business proposed to be brought by a stockholder may not be brought before a meeting. (Section 2.8(C))

•	Clarify the circumstances in which a stockholder’s advance notice will be considered timely in the event that the number of directors to be elected to the Board is increased by the Board. (Section 2.9(A))

•	Revise the advance notice informational requirements to require stockholders to provide, among other things, any other information relating to a proposal of business required to be disclosed in a proxy statement or other required filing with the Securities and Exchange Commission (“SEC”) in connection with any solicitations of proxies or special meeting demands by such stockholder pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. (Section 2.9(C)(1)(b))

•	Provide that as to each individual whom the stockholder proposes to nominate for election or reelection to the Board, a stockholder’s notice must set forth, among other things, all information as to the director nominee that is required to be disclosed as to the stockholder giving the advance notice of director nomination pursuant to the Amended and Restated Bylaws and clarify the advance notice informational requirements relating to director nominations as to all direct and indirect compensation, reimbursement, indemnification, benefits and other arrangements between or among the proposing stockholder, each proposed nominee, and/or their related persons. (Section 2.9(C)(1)(c))

•	Provide that upon the Company’s written request, any stockholder submitting an advance notice shall provide, within five (5) business days of delivery of such request, (i) written verification, satisfactory in the reasonable discretion of the Company, to demonstrate the accuracy of any information submitted by such stockholder in such notice, and (ii) a written supplement to update the information contained in any previously submitted stockholder notice. (Section 2.9(C)(3) and (4))

•	Require a proposing stockholder to specifically identify in the advance notice, by way of an express cross-reference, how the information being provided in an advance notice is intended to comply with a specific advance notice requirement of the Amended and Restated Bylaws, and prohibit a stockholder from satisfying its disclosure obligations by attaching to, and incorporating by reference into, an advance notice other documents, including those publicly available, which are not prepared in response to the advance notice requirements. (Section 2.9(C)(5) and (6))

•	Provide that a stockholder submitting an advance notice must make representations to the truth and accuracy of the provided information, and acknowledge that it intends for the Company and the Board to rely on such information. (Section 2.9(C)(7))

•	Provide that notwithstanding any notice of the meeting sent to stockholders on behalf of the Company, a stockholder must separately comply with the advance notice provisions of the Amended and Restated Bylaws to propose a nomination or other business at any meeting and must deliver its own separate and timely advance notice to the Company’s Secretary that complies with the provisions of the Amended and Restated Bylaws. (Section 2.9(C)(8))

•	Clarify that a stockholder must comply with all applicable requirements of the securities laws and other applicable law in connection with matters set forth in or contemplated by the advance notice provisions of the Amended and Restated Bylaws, any solicitation of proxies contemplated by any advance notices, and any filings required to be made with the SEC in connection therewith. (Section 2.9(C)(9))

•	Provide that to be eligible to be a nominee for election or reelection as a director of the Company, a person nominated by a stockholder must deliver a written representation and agreement providing that, among other things, (i) such person is not a party to any arrangement (written or oral), and has not given any commitment, assurance, or indication that, whether or not if asked, such person would resign as a member of the Board prior to the conclusion of the term of office to which such person is to be elected, except as expressly disclosed and (ii) consents to being named in the proxy statement of the proposing stockholder as a nominee of the proposing stockholder and agrees to serve as a member of the Board if elected as a director. (Section 2.10)

Capitalized terms used herein but not otherwise defined in this Current Report on Form 8-K shall have the meanings given to such terms in the Amended and Restated Bylaws. The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws adopted by the Board on December 6, 2017, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are being filed herewith as part of this Current Report on Form 8-K.

Exhibit number	Description

3.1	Amended and Restated Bylaws of Alcoa Corporation, as adopted on December 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA CORPORATION

Date: December 8, 2017	By:	/s/ Jeffrey D. Heeter
Jeffrey D. Heeter
Executive Vice President, General Counsel and Secretary

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